                                                                   EXHIBIT 10.39

          IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS
          SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY
          CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

          THE SECURITY REPRESENTED BY THIS AGREEMENT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


                            PORTOLA PACKAGING, INC.
                 DIRECTOR NON-QUALIFIED STOCK OPTION AGREEMENT


     THIS DIRECTOR NON-QUALIFIED STOCK OPTION AGREEMENT ("AGREEMENT") by and between Portola Packaging, Inc., a Delaware corporation (the "COMPANY"), and ______________________ (the "OPTIONEE"), is made as of the _________ day of
______________________, 199________ (such date being sometimes referred to herein as the date of "grant").

                                 R E C I T A L S

     A. The Company has adopted and implemented its 1994 Stock Option Plan (the "PLAN") permitting the grant of stock options to employees and consultants (including members of the Company's Board of Directors who are not employees of the Company) of the Company and its subsidiary corporations (as defined in the
Plan), some of which are intended to be non-qualified stock options in that they do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE"), to purchase shares of the authorized but unissued Class B Common Stock, Series 1 or treasury shares of the Company ("COMMON STOCK").

     B. _____________________ ("DIRECTOR") is a director of the Company and a beneficial owner or employee of the Optionee.

     C. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "BOARD") has authorized the granting of a non-qualified stock option to the Optionee, thereby allowing the Director, or Director's employer to acquire an ownership interest (or increase its, his or her ownership interest) in the Company and has permitted a one-time assignment of such non-qualified stock option from the Director to the Optionee.

                                A G R E E M E N T

     NOW, THEREFORE, in reliance on the foregoing Recitals and in consideration of the mutual covenants hereinafter set forth, the parties hereby agree as follows:

Director Non-Qualified Stock Option Agreement
Portola Packaging, Inc./_____________________
Page 2


     1. GRANT OF STOCK OPTION. The Company hereby grants to the Optionee a non-transferable and non-assignable option to purchase an aggregate of up to __________________ (____________) shares of the Company's Common Stock, par value $0.001, with a per share exercise price of ________________ ($_________)
per share, upon the terms and conditions set forth herein. (Such purchase right being sometimes referred to herein as "THE OPTION" or "THIS OPTION").

     2. TERM AND TYPE OF OPTION. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, the Option and all rights of the Optionee to purchase Common Stock hereunder shall expire with respect to all of the shares then subject to this Agreement at 5:00 p.m. Pacific time on _________________________, _________. This Option is a non-qualified stock option in that it is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. Accordingly, the Optionee understands that under current law it will recognize ordinary income for federal income tax purposes in connection with exercise of this Option in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock so purchased (determined as of the date of such exercise) over the exercise price paid for such shares.

     3. EXERCISE SCHEDULE. Subject to the remaining provisions of this Agreement, this Option shall be exercisable as follows:

          3.1  FIRST INSTALLMENT.  Subject to Sections 3.4 and 7.2, commencing upon), _________________________, 199_____ (the "INITIAL EXERCISE DATE"), the
Optionee may exercise this option for up to twenty percent (20%) of the shares covered hereby.

          3.2 SUBSEQUENT INSTALLMENTS. Upon the first day of each _____________, _____________, _____________ and _____________ following the
Commencement Date, and continuing thereafter on the first day of each subsequent calendar quarter, the Director may exercise this Option for up to an additional ____________ percent (__%) of the shares covered hereby (rounded up to the nearest whole number of shares), so that this Option shall become fully exercisable as of ___________, 19__. Subject to Section 7, in no event shall the Option be exercisable for more shares than the number of shares set forth in
Section 1.

          3.3 CUMULATIVE NATURE OF EXERCISE SCHEDULE. The exercise dates specified above refer to the earliest dates on which the Option may be exercised with respect to the stated percentages of the Common Stock covered by this Option and this Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates (until the expiration date specified in Section 2 above or any earlier termination of this Option pursuant to Section 6 or 7.2 of this Agreement). Except as permitted in Section 6, the Director must be and remain a director or employee of the Company, or of any parent or subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)), during the entire period commencing with the date of grant of this Option and ending with each of the periods appearing in the above schedule in order to exercise this Option with respect to the shares applicable to any such period. Any references in this Agreement to the Director serving as a member of the Board or employee of the Company shall be deemed to also refer to the Director serving as a member of the Board or employee of any parent or subsidiary of the Company, as applicable.

          3.4 EXERCISABILITY; OVERRIDING LIMITATION ON TIME FOR EXERCISE. Subject to the remaining provisions of this Agreement, the Option shall be exercisable at a rate of at least twenty percent (20%) of the number of shares subject to the Option for each year after the date of grant (i.e., at a rate so as to become fully exercisable at the end of five (5) years). Notwithstanding any other provisions of this Agreement, the Option may not be exercised after the expiration of ten (10) years from the date of grant.

Director Non-Qualified Stock Option Agreement
Portola Packaging, Inc./_____________________
Page 3


     4. RIGHT OF FIRST REFUSAL. The Optionee shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

          4.1 NOTICE OF PROPOSED SALE. If the Optionee desires to sell or otherwise transfer any of its shares of Common Stock, the Optionee shall first give written notice thereof to the Company. The notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

          4.2 OPTION OF COMPANY TO PURCHASE. For thirty (30) days following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the option to elect to purchase all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Optionee's notice were other than cash against delivery, the Company (and its assignees) shall pay cash for said shares equal to the fair market value thereof as determined in good faith by the Board (with the Director abstaining from such determination), except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect. (Notwithstanding the foregoing, in the event that the Optionee disagrees with the determination of fair market value made by the Board, the Optionee shall have the right to have such fair market value determined by arbitration in accordance with the commercial rules of the American Arbitration Association. The arbitration shall be held in San Jose, California or Menlo Park, California. The cost of the arbitration shall be borne in equal shares by the Company and the Optionee.) In the event the Company (and its assignees) elects to purchase all of such shares, it shall give written notice to the Optionee of its election and settlement for such purchase of shares shall be made as provided below in
Section 4.4.

          4.3 ASSIGNABILITY OF COMPANY'S RIGHTS HEREUNDER. The Company may at any time transfer and assign its rights and delegate its obligations under this
Section 4 to any other person, corporation, firm or entity, including its officers, other directors or stockholders, with or without consideration.

          4.4 CLOSING OF COMPANY PURCHASE. In the event the Company (and its assignees) elects to acquire all of those shares of the Optionee as specified in the Optionee's notice, the Secretary of the Company shall so notify the Optionee within thirty (30) days after receipt of the Optionee's notice, and settlement thereof shall be made in cash or as otherwise set forth above within thirty (30) days after the date the Secretary of the Company gives the Optionee notice of the Company's election.

          4.5 TRANSFERRED SHARES REMAIN SUBJECT TO RESTRICTIONS. In the event the Company (and its assignees) do not elect to acquire all of the shares specified in the Optionee's notice, the Optionee may, within the sixty (60) day period following the expiration of the thirty (30) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in
Section 4.2, transfer the shares in the manner specified in its notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, an investment representation letter containing provisions similar to those set forth in the Notice of Exercise and Investment Representation Statement attached as Exhibit A hereto.

          4.6 EXCEPTIONS TO FIRST REFUSAL RIGHTS. Anything to the contrary contained herein notwithstanding, the following transactions shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 11 and 13-21 hereof):

Director Non-Qualified Stock Option Agreement
Portola Packaging, Inc./_____________________
Page 4


               4.6.1 TRANSFER TO FAMILY MEMBER. The Optionee's transfer of any or all shares held subject to this Agreement to such Optionee's beneficial owners or any of their respective immediate family or to any custodian or trustee for the account of the beneficial owner or his or her immediate family. "Immediate family" as used herein shall mean spouse, lineal descendants, father, mother, or brother or sister of the beneficial owner.

               4.6.2 AS SECURITY FOR CERTAIN LOANS. The Optionee's bona fide pledge or mortgage of any shares with a commercial lending institution.

          4.7 WAIVERS BY THE COMPANY. The provisions of this Section 4 may be waived by the Company with respect to any transfer proposed by the Optionee only by duly authorized action of its Board or a Committee thereof.

          4.8 UNAUTHORIZED TRANSFERS VOID. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to this Agreement shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly complied with.

          4.9 TERMINATION OF FIRST REFUSAL RIGHT. The foregoing right of first refusal shall terminate upon the earlier of:

               4.9.1 PUBLIC OFFERING. The date securities of the Company are first offered and sold to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"); or

               4.9.2 ACQUISITION OF THE COMPANY. Immediately prior to the acquisition of substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

     5. AGREEMENT TO LOCK-UP IN THE EVENT OF PUBLIC OFFERING. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective with the SEC, if requested by the Company or by its underwriters, the Optionee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to this Agreement (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the effective date of such registration statement. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Optionee shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

     6. RIGHTS ON CESSATION OF SERVICE AS A DIRECTOR. An Option may be exercised by the Optionee after the date (the "TERMINATION DATE") on which the Director ceases to be a member of the Board or employee of the Company or its parent or subsidiary corporations (referred to as ceasing to be an "ELIGIBLE DIRECTOR") only as set forth below and subject to the limitation provided in
Section 3.4:

          6.1 DEATH. Upon the death of the Director, the Optionee may, for a period of twelve (12) months following the Termination Date, exercise the Option to the extent it was exercisable by the Optionee on the Termination Date.

Director Non-Qualified Stock Option Agreement
Portola Packaging, Inc./_____________________
Page 5


          6.2 DISABILITY. If the Director ceases to be an Eligible Director because of a disability, the Optionee may, within twelve (12) months following the Termination Date, exercise the Option to the extent it was exercisable by the Optionee on the Termination Date unless the Director dies prior thereto, in which event the Optionee shall be treated as though the Director's death occurred on the date the Director ceased to be an Eligible Director due to a disability and the provisions of Section 6.1 above shall apply.

          6.3 OTHER TERMINATION. If the Director ceases to be an Eligible Director for any reason other than provided in Sections 6.1 or 6.2 above, the Optionee may, within three (3) months after the Termination Date exercise the Option to the extent it was exercisable by the Optionee on the Termination Date.

     7.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR CHANGE OF CONTROL.

          7.1 STOCK SPLITS AND SIMILAR EVENTS. Subject to any required action by the Company's Board and stockholders, the number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

          7.2 MERGERS AND ACQUISITIONS. Subject to any required action by the Company's Board and stockholders, if the Company shall be a constituent corporation in any merger or consolidation, provided the option is not terminated as set forth below in Section 7.3 upon consummation of such merger or consolidation, the Options shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of this Option would have been entitled upon such consummation.

          7.3 CHANGE OF CONTROL. In the event of a Change of Control (as defined below), this Option shall become immediately exercisable in full as of the date thirty (30) days prior to the consummation of such Change of Control. The exercise or vesting that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change in Control. Furthermore, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), for the Acquiring Corporation to assume the Company's rights and obligations under outstanding Options (which, for purposes of this Section 7.3, shall include Options that have become immediately exercisable and fully vested as provided above) not exercised by the Optionee prior to the consummation of the Change of Control or substitute options for the Acquiring Corporation's stock for such outstanding Options. Any Options which are neither assumed nor substituted for by the Acquiring Corporation in connection with the Change of Control nor exercised prior to the consummation of the Change of Control shall terminate and cease to be outstanding as of the effective date of the Change of Control. A "CHANGE OF CONTROL" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

               7.3.1 the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange.

               7.3.2 a merger or consolidation in which the Company is not the surviving corporation, other than (i) a merger in which the stockholders of the Company before such merger or consolidation retain directly or indirectly, at least a majority of the voting stock of the surviving corporation or the parent

Director Non-Qualified Stock Option Agreement
Portola Packaging, Inc./_____________________
Page 6


corporation of the surviving corporation and the options are assumed or substituted by the surviving corporation which assumption or substitution shall be binding on the Optionee, or (ii) a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Options are assumed or substituted by the Acquiring Corporation, which assumption or substitution shall be binding on the Optionee.

               7.3.3 a merger or consolidation in which the Company is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the voting stock of the Company after such merger or consolidation.

               7.3.4 the sale, exchange, or transfer of all or substantially all of the assets of the Company other than a sale, exchange, or transfer to one
(1) or more subsidiaries of the Company.

               7.3.5     a liquidation or dissolution of the Company.

               7.3.6 any other transaction which qualifies as a "corporate transaction" under Section 424 of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (EXCEPT for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

          7.4 BOARD'S DETERMINATION FINAL AND BINDING UPON OPTIONEE. To the extent that the foregoing adjustments in this Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Optionee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

          7.5 NO RIGHTS EXCEPT AS EXPRESSLY STATED. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Optionee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Optionee nor any person claiming under or through the Optionee shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any of the shares issuable upon the exercise of this Option, unless and until this Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Optionee.

          7.6 NO LIMITATIONS ON COMPANY'S DISCRETION. The grant of the Option hereby shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


     8. MANNER OF EXERCISE. The Option shall be exercised by the Optionee by completing, executing and delivering to the Company the Notice of Exercise and Investment Representation Statement ("NOTICE OF EXERCISE"), in substantially the form attached hereto as Exhibit A, which Notice of Exercise shall specify the number of shares of Common Stock which the Optionee elects to purchase. The Company's obligation to deliver shares upon the exercise of this Option shall be subject to the Optionee's satisfaction of all applicable federal, state, local and

Director Non-Qualified Stock Option Agreement
Portola Packaging, Inc./_____________________
Page 7


foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Optionee's name or in the name of its legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made as set forth in Section 9 below.

     9.   MEDIUM AND TIME OF PAYMENT.

          9.1 The option price (and any and all federal, state and local taxes payable by Optionee by reason of the exercise of this option as set forth in section 9.4) shall be payable upon the exercise of an option in legal tender of the United States (in cash or by certified check), shares of the Common Stock, "Same Day Sales Proceeds" (as defined in Section 9.3) or any combination of such legal tender, shares and Same Day Sales Proceeds.

          9.2 For purposes of calculating payment of the option price and taxes, each share of the Common Stock surrendered in payment of such price shall be valued at its fair market value on the date the option is exercised. Fair market value shall mean (i) the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of THE WALL STREET JOURNAL for the date an option is exercised or, if no report is available for such date, for the next preceding date for which such a report is available or (ii) if the Common Stock is not traded Over-The-Counter or on an exchange or is not so quoted by THE WALL STREET JOURNAL, the amount determined in good faith by the Chief Executive Officer of the Company on the date an option is exercised by applying the rules and principles of valuation set forth in Treasury Regulation
Section 20.2031-2 relating to the valuation of stock for purposes of Section 2031 of the Code. Notwithstanding the foregoing, an option may not be exercised by tender to the Company of shares of Common Stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's Common Stock. Unless otherwise provided by the Board, an option may not be exercised by tender to the Company of shares of Common Stock unless such shares of Common Stock either have been owned by the Optionee (or its beneficial owners) for more than six (6) months or were not acquired, directly or indirectly, from the Company.

          9.3 "Same Day Sales Proceeds" shall mean the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of options by means of an assignment of the proceeds of a sale of some or all of the shares of Common Stock to be acquired upon such exercise.

          9.4 It is the intent of the parties that, at the election of the Optionee, Optionee may deliver shares of Common Stock as set forth in and subject to the limitations imposed by Section 9.2 in payment of taxes payable by Optionee in connection with the exercise of this Option. Such taxes shall include both state and federal income taxes on all ordinary income realized by Optionee as a result of the exercise of this Option. The Shares so delivered by Optionee shall be valued at their fair market value in accordance with Section
9.2 and the Company shall treat such shares as taxes withheld. The Company shall pay over to the Internal Revenue Service in cash the fair market value of shares so delivered and shall report to the Internal Revenue Service and the Optionee on Form 1099-MISC or any other appropriate form such withholding taxes.

Director Non-Qualified Stock Option Agreement
Portola Packaging, Inc./_____________________
Page 8


     10. NON-TRANSFERABLE. The Option shall be exercisable only by the Optionee and shall not be transferable or assignable by the Optionee in whole or in part. If the Optionee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

     11. COMPLIANCE WITH SECURITIES AND OTHER LAWS. This Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock hereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of:
(i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended,
(iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and
(v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of this Option. Shares of Common Stock issued upon exercise of this option shall include the following legends and such other legends as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws:

     IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

A copy of Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California is set forth in Exhibit C attached hereto.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT, DATED ________________, 199_____, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

     12. NO RIGHT TO CONTINUE AS A DIRECTOR. Nothing contained in this Agreement shall confer upon the Director any right to continue to serve as a director or employee of the Company or any parent or subsidiary corporation of the Company. The Board in its sole discretion shall determine whether any leave of absence or interruption in service (including an interruption during military service) shall be deemed to result in the Director ceasing to be an Eligible Director for purposes of this Agreement.

     13. COMMITTEE OF THE BOARD. In the event that the Plan is administered by a committee of the Board (the "COMMITTEE"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

Director Non-Qualified Stock Option Agreement
Portola Packaging, Inc./_____________________
Page 9


     14. OPTION SUBJECT TO TERMS OF PLAN. In addition to the provisions hereof, this Agreement and the Option are governed by, and subject to the terms and conditions of, the Plan. The Optionee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit B) and Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California regarding restrictions on transfer (a copy of which is attached hereto as Exhibit C). The Optionee represents that it is familiar with the terms and conditions of the Plan, and hereby accepts the Option subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions of this Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan or under this Agreement.

     15. NOTICES. All notices and other communications of any kind which either party to this Agreement may be required or may desire to serve on the other party hereto in connection with this Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated on the signature page hereof or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

     16. FURTHER ASSURANCES. The Optionee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement and, when required by any provision of this Agreement to transfer all or any portion of the Common Stock purchased hereunder to the Company (and its assignees), the Optionee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Optionee of the Common Stock to the Company (and its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed by this Agreement.

     17. SUCCESSORS. Except to the extent the same is specifically limited by the terms and provisions of this Agreement, this Agreement is binding upon the Optionee and the Optionee's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

     18. TERMINATION OR AMENDMENT. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

     19. INTEGRATED AGREEMENT. This Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties between the Optionee and the Company other than those set forth or provided for herein. To the extent contemplated herein, the provisions of this Agreement shall survive any exercise of the Option and shall remain in full force and effect.

     20. OTHER MISCELLANEOUS TERMS. Titles and captions contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles.

Director Non-Qualified Stock Option Agreement
Portola Packaging, Inc./_____________________
Page 10


     21. INDEPENDENT TAX ADVICE. The Optionee agrees that it has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise hereof. The Optionee acknowledges that it has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove written.

COMPANY:                               OPTIONEE:

PORTOLA PACKAGING, INC.,               _______________________________________
a Delaware corporation
                                       By: ___________________________________
                                       Title: ________________________________
By:______________________________
   Jack L. Watts,
   Chief Executive Officer
                                       Address:   ____________________________
Address:    Portola Packaging, Inc.               ____________________________
            890 Faulstich Court                   ____________________________
            San Jose, CA  95112                   ____________________________

                              SCHEDULE OF EXHIBITS


EXHIBIT A:          Form of Notice of Exercise and Investment
                           Representation Statement for Portola Packaging, Inc. Director Non-Qualified Stock Option Agreement

EXHIBIT B:          1994 Stock Option Plan

EXHIBIT C:          Section 260.141.11 of the Rules of the Commissioner of
                    Corporations of the State of California.

          IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

          THE SECURITY REPRESENTED BY THIS AGREEMENT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                             PORTOLA PACKAGING, INC.

                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT



     THIS EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT ("AGREEMENT") by and between Portola Packaging, Inc., a Delaware corporation (the "COMPANY"), and __________ (the "EMPLOYEE"), is made as of the __________ day of ___________, _______ (such date being sometimes referred to herein as the date of "grant").

                                 R E C I T A L S

     A. The Company has adopted and implemented its 1994 Stock Option Plan (the "PLAN") permitting the grant of stock options to employees and consultants of the Company and its subsidiary corporations (as defined in the Plan), some of which are intended to be incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE"), to purchase shares of the authorized but unissued Common Stock or treasury shares of the Company ("COMMON STOCK").

     B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "BOARD") has authorized the granting of a stock option to the Employee, thereby allowing the Employee to acquire or increase his or her ownership interest in the Company.

                                A G R E E M E N T

     NOW, THEREFORE, in reliance on the foregoing Recitals and in consideration of the mutual covenants hereinafter set forth, the parties hereby agree as follows:

     1. GRANT OF STOCK OPTION. The Company hereby grants to the Employee a non-transferable and non-assignable option to purchase an aggregate of up to __________________________ (_________) shares of the Company's Common Stock,
par value $0.001, at the exercise price of ________________________   ($_______)
per share, upon the terms and

Employee Incentive Stock Option Agreement
Portola Packaging, Inc. / _______________
______________________
Page 2


conditions set forth herein (such purchase right being sometimes referred to herein as "THE OPTION" or "THIS OPTION").

     2. TERM AND TYPE OF OPTION. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, this Option and all rights of the Employee to purchase Common Stock hereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on __________________. This Option is intended to qualify as an incentive stock Option within the meaning of
Section 422 of the Internal Revenue Code but the Company does not represent or warrant that this Option qualifies as such. Accordingly, the Employee understands that in order to obtain the benefits of incentive stock option treatment under Section 421 of the Internal Revenue Code, no sale or other disposition may be made of any shares acquired upon exercise of this Option for at least one (1) year after the date of the issuance of such shares upon exercise hereunder AND for at least two (2) years after the date of grant of this Option. The Employee shall promptly notify the Company in writing in the event that the Employee sells or otherwise disposes of any shares acquired upon exercise of this Option before the expiration of such periods. (NOTE: If the aggregate exercise price of the Option (that is, the exercise price set forth in Section 1 multiplied by the number of shares subject to the Option set forth in
Section 1) plus the aggregate exercise price of any other incentive stock options held by the Employee (whether granted pursuant to the Plan or any other stock option plan of the Company) is greater than One Hundred Thousand Dollars ($100,000), the Employee should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an incentive stock option).

     3. EXERCISE SCHEDULE. Subject to the remaining provisions of this Agreement, this Option shall be exercisable as follows:

          3.1 FIRST INSTALLMENT. The Employee may not exercise this Option until __________________ (the "COMMENCEMENT DATE"). As of the Commencement Date, the Employee may exercise this Option for up to twenty percent (20%) of the shares covered hereby (rounded up to the nearest whole number of shares).

          3.2 SUBSEQUENT INSTALLMENTS. Upon the _______________ (_____) day of each ________________________________ following the Commencement Date, and continuing thereafter on the _________________ (______) day of each subsequent __________________________, the Employee may exercise this Option for up to an additional_____ percent (___) of the shares covered hereby (rounded up to the nearest whole number of shares), so that this Option shall become fully exercisable as of __________________. In no event shall the Option be exercisable for more shares than the number of shares set forth in Section 1.

Employee Incentive Stock Option Agreement
Portola Packaging, Inc. / _______________
______________________
Page 3


          3.3 CUMULATIVE NATURE OF EXERCISE SCHEDULE. The exercise dates specified above refer to the earliest dates on which this Option may be exercised with respect to the stated percentages of the Common Stock covered by this Option and the Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates (until the expiration date specified in Section 2 above or any earlier termination of this Option pursuant to Section 6 or 7.2 of this Agreement). Except as permitted in Section 6, the Employee must be and remain in the employ of the Company, or of any parent or subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)), during the entire period commencing with the date of grant of this Option and ending with each of the periods appearing in the above schedule in order to exercise this Option with respect to the shares applicable to any such period. Any references in this Agreement to the Employee's employment with the Company shall be deemed to also refer to the Employee's employment with any parent or subsidiary of the Company, as applicable.

          3.4 OVERRIDING LIMITATION ON TIME FOR EXERCISE. Notwithstanding any other provisions of this Agreement, the Option may not be exercised after the expiration of ten (10) years from the date of grant.

     4. RIGHT OF FIRST REFUSAL. The Employee shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

          4.1 NOTICE OF PROPOSED SALE. If the Employee desires to sell or otherwise transfer any of his or her shares of Common Stock, the Employee shall first give written notice thereof to the Company. The notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

          4.2 OPTION OF COMPANY TO PURCHASE. For thirty (30) days following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the Option to elect to purchase all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Employee's notice were other than cash against delivery, the Company (and its assignees) shall pay cash for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the Option of similarly issuing

Employee Incentive Stock Option Agreement
Portola Packaging, Inc. / _______________
______________________
Page 4


promissory notes of like form, tenor and effect. (Notwithstanding the foregoing, in the event that the Employee disagrees with the determination of fair market value made by the Board, the Employee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in San Francisco, California or San Jose, California. The cost of the arbitration shall be borne in equal shares by the Company and the Employee.) In the event the Company (and its assignees) elects to purchase all of such shares, it shall give written notice to the Employee of its election and settlement for such purchase of shares shall be made as provided below in
Section 4.4.

          4.3  ASSIGNABILITY OF COMPANY'S RIGHTS HEREUNDER.   The Company may at
any time transfer and assign its rights and delegate its obligations under this
Section 4 to any other person, corporation, firm or entity, including its officers, directors or stockholders, with or without consideration.

          4.4 CLOSING OF COMPANY PURCHASE. In the event the Company (and its assignees) elects to acquire all of those shares of the Employee as specified in the Employee's notice, the Secretary of the Company shall so notify the Employee within thirty (30) days after receipt of the Employee's notice, and settlement thereof shall be made in cash or as otherwise set forth above within thirty (30) days after the date the Secretary of the Company gives the Employee notice of the Company's election.

          4.5 TRANSFERRED SHARES REMAIN SUBJECT TO RESTRICTIONS. In the event the Company (and its assignees) do not elect to acquire all of the shares specified in the Employee's notice, the Employee may, within the sixty (60) day period following the expiration of the thirty (30) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in
Section 4.2, transfer the shares in the manner specified in his or her notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, an investment representation letter containing provisions similar to those set forth in the Notice of Exercise and Investment Representation Statement attached as Exhibit A hereto.

          4.6 EXCEPTIONS TO FIRST REFUSAL RIGHTS. Anything to the contrary contained herein notwithstanding, the following transactions shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing,

Employee Incentive Stock Option Agreement
Portola Packaging, Inc. / _______________
______________________
Page 5


satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 10 and 12-20 hereof).

               4.6.1 TRANSFER TO FAMILY MEMBER. The Employee's transfer of any or all shares held subject to this Agreement (either during the Employee's lifetime or on death by will or intestacy) to such Employee's immediate family or to any custodian or trustee for the account of the Employee or his or her immediate family. "Immediate family" as used herein shall mean spouse, lineal descendants, father, mother, or brother or sister of the Employee.

               4.6.2 AS SECURITY FOR CERTAIN LOANS. The Employee's bona fide pledge or mortgage of any shares with a commercial lending institution.

          4.7 WAIVERS BY THE COMPANY. The provisions of this Section 4 may be waived by the Company with respect to any transfer proposed by the Employee only by duly authorized action of its Board.

          4.8 UNAUTHORIZED TRANSFERS VOID. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to this Agreement shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly complied with.

          4.9 TERMINATION OF FIRST REFUSAL RIGHT. The foregoing right of first refusal shall terminate upon the earlier of:

               4.9.1 PUBLIC OFFERING. The date securities of the Company are first offered and sold to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"); or

               4.9.2 ACQUISITION OF THE COMPANY. Immediately prior to the acquisition of substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

     5. AGREEMENT TO LOCK-UP IN THE EVENT OF PUBLIC OFFERING. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective with the SEC, if requested by the Company or by its underwriters, the Employee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to this Agreement (except for any such shares which may be included in the registration) for a period of up to two hundred seventy (270) days following the

Employee Incentive Stock Option Agreement
Portola Packaging, Inc. / _______________
______________________
Page 6


effective date of such registration statement. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Employee shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

     6. RIGHTS ON TERMINATION OF EMPLOYMENT. Upon the termination of the Employee's employment with the Company (and with any parent or subsidiary corporation of the Company), the Employee's right to exercise this Option shall be limited in the manner set forth in this Section 6 (and this Option shall terminate in the event not so exercised), and subject to the limitation provided in Section 3.4.

          6.1 DEATH. If the Employee's employment is terminated by death, the Employee's estate may, for a period of twelve (12) months following the date of the Employee's death, exercise the Option to the extent it was exercisable by the Employee on the date of death in accordance with Section 8.2. The Employee's estate shall mean the Employee's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death under the Employee's will or the laws of intestate succession.

          6.2 RETIREMENT. If the Employee's employment is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Employee may, within the twelve (12) month period following such termination and subject to the proviso set forth below in this Section 6.2, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior thereto, in which event the Employee shall be treated as though the Employee had died on the date of retirement and the provisions of Section 6.1 above shall apply. The Employee hereby acknowledges that the favorable tax treatment provided under Section 422 of the Internal Revenue Code may be inapplicable in the event the Option is not exercised within three (3) months after the date the Employee's employment is terminated by voluntary retirement.

          6.3 DISABILITY. If the Employee's employment is terminated because of a permanent and total disability, the Employee may, within twelve (12) months following such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of Section 6.1 shall apply. The Employee hereby acknowledges that the favorable tax treatment provided under Section 422 of the Internal Revenue Code may be inapplicable in the event the Option is not exercised within three (3) months after the date of the Employee's termination due to a partial,

Employee Incentive Stock Option Agreement
Portola Packaging, Inc. / _______________
______________________
Page 7


temporary or other disability not meeting the requirements of Internal Revenue Code Section 22(e)(3).

          6.4 OTHER TERMINATION. If the Employee's employment is terminated for any reason other than provided in Sections 6.1, 6.2 and 6.3 above, the Employee or the Employee's estate may, within three (3) months after the date of the Employee's termination exercise the Option to the extent it was exercisable by the Employee on the date of such termination.

          6.5 TRANSFER OF EMPLOYMENT TO RELATED CORPORATION. In the event the Employee leaves the employ of the Company to become an employee of any parent or subsidiary corporation of the Company or if the Employee leaves the employ of any such parent or subsidiary corporation to become an employee of the Company or of another parent or subsidiary corporation, the Employee shall be deemed to continue as an employee of the Company for all purposes of this Agreement.

          6.6 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable until three
(3) months after the date the Employee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the date of grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Employee should consult with the Employee's own tax advisor as to the tax consequences to the Employee of any such delayed exercise.

     7.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

          7.1 STOCK SPLITS AND SIMILAR EVENTS. Subject to any required action by the Company's Board and stockholders, the number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

Employee Incentive Stock Option Agreement
Portola Packaging, Inc. / _______________
______________________
Page 8


          7.2 CHANGE OF CONTROL. In the event of a Change of Control (as defined below), these Options shall become immediately exercisable in full as of the date thirty (30) days prior to the consummation of such Change of Control. The exercise or vesting that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change in Control. Furthermore, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), for the Acquiring Corporation to assume the Company's rights and obligations under outstanding Options (which, for purposes of this Section 7.2, shall include Options that have become immediately exercisable and fully vested as provided above) not exercised by the Employee prior to the consummation of the Change of Control or substitute options for the Acquiring Corporation's stock for such outstanding Options. Any Options which are neither assumed nor substituted for by the Acquiring Corporation in connection with the Change of Control nor exercised prior to the consummation of the Change of Control shall terminate and cease to be
outstanding as of the effective date of the Change of Control.    A "CHANGE OF
CONTROL" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

               7.2.1 the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange.

               7.2.2 a merger or consolidation in which the Company is not the surviving corporation, other than (i) a merger in which the Stockholders of the Company before such merger or consolidation retain directly or indirectly, at least a majority of the voting stock of the surviving corporation or the parent corporation of the surviving corporation and the options are assumed or substituted by the surviving corporation which assumption or substitution shall be binding on the Employee, or (ii) a merger or consolidation with a wholly-owned Subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the Stockholders of the Company and the Options are assumed or substituted by the Acquiring Corporation, which assumption or substitution shall be binding on the Employee.

               7.2.3 a merger or consolidation in which the Company is the surviving corporation where the Stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the voting stock of the Company after such merger or consolidation.

Employee Incentive Stock Option Agreement
Portola Packaging, Inc. / _______________
______________________
Page 9


               7.2.4 the sale, exchange, or transfer of all or substantially all of the assets of the Company other than a sale, exchange, or transfer to one
(1) or more Subsidiaries of the Company.

               7.2.5     a liquidation or dissolution of the Company.

               7.2.6 any other transaction which qualifies as a "corporate transaction" under Section 424 of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (EXCEPT for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).


          7.3 BOARD'S DETERMINATION FINAL AND BINDING UPON THE EMPLOYEE. To the extent that the foregoing adjustments in this Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Employee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

          7.4 NO RIGHTS EXCEPT AS EXPRESSLY STATED. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Employee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Employee nor any person claiming under or through the Employee shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any of the shares issuable upon the exercise of this Option, unless and until this Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Employee or to his or her estate.

          7.5 NO LIMITATIONS ON COMPANY'S DISCRETION. The grant of the Option hereby shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

Employee Incentive Stock Option Agreement
Portola Packaging, Inc. / _______________
______________________
Page 10


     8.   MANNER OF EXERCISE.

          8.1 GENERAL INSTRUCTIONS FOR EXERCISE. The Option shall be exercised by the Employee by completing, executing and delivering to the Company the Notice of Exercise and Investment Representation Statement ("NOTICE OF EXERCISE"), in substantially the form attached hereto as Exhibit A, which Notice of Exercise shall specify the number of shares of Common Stock which the Employee elects to purchase. Upon receipt of such Notice of Exercise and of payment of the purchase price, the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Employee's name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

          8.2 EXERCISE PROCEDURE AFTER DEATH. To the extent exercisable after the Employee's death, this Option shall be exercised only by the Employee's executor(s) or administrator(s) or the person or persons to whom this Option is transferred under the Employee's will or, if the Employee shall fail to make testamentary disposition of this Option, under the applicable laws of descent and distribution. Any such transferee exercising this Option must furnish the Company with (1) written Notice of Exercise and relevant information as to his or her status, (2) evidence satisfactory to the Company to establish the validity of the transfer of this Option and compliance with any laws or regulations pertaining to said transfer, and (3) written acceptance of the terms and conditions of this Option as contained in this Agreement.

     9. NON-TRANSFERABLE. The Option shall, during the lifetime of the Employee, be exercisable only by the Employee and shall not be transferable or assignable by the Employee in whole or in part other than by will or the laws of descent and distribution. If the Employee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

     10. COMPLIANCE WITH SECURITIES AND OTHER LAWS. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock hereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of:
(i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended,
(iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and

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Employee Incentive Stock Option Agreement
Portola Packaging, Inc. / _______________
______________________
Page 11


(v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of this Option shall include the following legends and such other legends as in the opinion of the Company's counsel may be required by the securities laws of any state in which the Employee resides:

     IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

A copy of Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California is set forth in EXHIBIT C attached hereto.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK
     OPTION AGREEMENT, DATED                 , A COPY OF WHICH IS ON FILE
     WITH THE COMPANY.

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

     11. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in this Agreement shall: (i) confer upon the Employee any right with respect to the continuance of employment by the Company, or by any parent or subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any parent or subsidiary corporation, to terminate the Employee's employment at any time. Except to the extent the Company and the Employee shall have otherwise agreed in writing, the Employee's employment shall be terminable by the Company (or by a parent or subsidiary, if applicable) at will. Subject to Section 12, the Board in its sole discretion shall determine whether any leave of absence or interruption in service

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Employee Incentive Stock Option Agreement
Portola Packaging, Inc. / _______________
______________________
Page 12


(including an interruption during military service) shall be deemed a termination of employment for the purposes of this Agreement.

     12. LEAVE OF ABSENCE. For purposes hereof, the Employee's employment shall not be deemed to terminate if the Employee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety
(90) days or less. In the event of a leave in excess of ninety (90) days, the Employee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Employee's right to reemployment remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of Section 3 if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

     13. OPTION SUBJECT TO TERMS OF PLAN. In addition to the provisions hereof, this Agreement and the Option are governed by, and subject to the terms and conditions of, the Plan. The Employee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit B) and Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California regarding restrictions on transfer (a copy of which is attached hereto as Exhibit C). The Employee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions of this Agreement. The Employee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan or under this Agreement.

     14. NOTICES. All notices and other communications of any kind which either party to this Agreement may be required or may desire to serve on the other party hereto in connection with this Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated on the signature page hereof or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

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Employee Incentive Stock Option Agreement
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______________________
Page 13


     15. FURTHER ASSURANCES. The Employee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement and, when required by any provision of this Agreement to transfer all or any portion of the Common Stock purchased hereunder to the Company (and its assignees), the Employee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Employee of the Common Stock to the Company (and its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed by this Agreement.

     16. SUCCESSORS. Except to the extent the same is specifically limited by the terms and provisions of this Agreement, this Agreement is binding upon the Employee and the Employee's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

     17. TERMINATION OR AMENDMENT. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Employee unless such amendment is required to enable the Option to qualify as an Incentive Stock Option.

     18. INTEGRATED AGREEMENT. This Agreement and the Plan constitute the entire understanding and agreement of the Employee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties between the Employee and the Company other than those set forth or provided for herein. To the extent contemplated herein, the provisions of this Agreement shall survive any exercise of the Option and shall remain in full force and effect.

     19. OTHER MISCELLANEOUS TERMS. Titles and captions contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     20. INDEPENDENT TAX ADVICE. The Employee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the

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Employee Incentive Stock Option Agreement
Portola Packaging, Inc. / _______________
______________________
Page 14


disposition of Common Stock acquired upon exercise hereof. The Employee acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       COMPANY:

                                       PORTOLA PACKAGING, INC.
                                       a Delaware Corporation



                                       By:____________________________________
                                       Its:___________________________________

                                       Address:  890 Faulstich Court
                                                 San Jose, California 95112


                                       EMPLOYEE:

                                       _______________________________________
                                                       (Signature)

                                       Name Printed:__________________________

                                       Address:_______________________________

                                       _______________________________________

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Employee Incentive Stock Option Agreement
Portola Packaging, Inc. / _______________
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Page 15


                              SCHEDULE OF EXHIBITS


EXHIBIT A:          Form of Notice of Exercise and Investment Representation
                    Statement for Portola Packaging, Inc. Employee Incentive
                    Stock Option Agreements

EXHIBIT B:          1994 Stock Option Plan

EXHIBIT C:          Section 260.141.11 of the Rules of the Commissioner of
                    Corporations of the State of California.